Commitments	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments
21.	COMMITMENTS

The Company’s commitments as of December 31, 2013 were as follows:

In millions of U.S. dollars	Total	2014	2015	2016	2017	2018	Thereafter
Operating leases	242	54	37	29	26	22	74
Purchase obligations	434	383	48	3	—	—	—
of which:
Equipment purchase	163	163	—	—	—	—	—
Foundry purchase	92	92	—	—	—	—	—
Software, design, technologies and licenses	179	128	48	3	—	—	—
Other obligations	481	155	120	100	80	24	2

Total	1,157	592	205	132	106	46	76

As a consequence of the Company’s planned closures of certain of its manufacturing facilities, some of the contracts as reported above have been terminated. The termination fees for the sites still in operation have not been taken into account.

Operating leases are mainly related to building and equipment leases. The amount disclosed is composed of minimum payments for future leases from 2014 to 2018 and thereafter. The Company leases land, buildings, plants and equipment under operating leases that expire at various dates under non-cancellable lease agreements. Operating lease expense was $83 million for the year ended December 31, 2013, $114 million for the year ended December 31, 2012 and $135 million for the year ended December 31, 2011.

Purchase obligations are primarily comprised of purchase commitments for equipment, for outsourced foundry wafers and for software licenses.

Other obligations primarily relate to firm contractual commitments with respect to partnership and cooperation agreements.